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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): May 9, 1996



                             REGAL CINEMAS, INC.
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             (Exact name of registrant as specified in its charter)


    Tennessee                      0-21772                       62-1412720
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    (State or               (Commission File Number)          (I.R.S. Employer
 other jurisdiction                                          Identification No.)
 of incorporation)


     7132 Commercial Park Drive,
        Knoxville, Tennessee                                       37918
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(Address of principal executive offices)                         (Zip Code)




       Registrant's telephone number, including area code: (423) 922-1123


                                Not Applicable
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         (Former name or former address, if changed since last report)


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Item 5.  Other Events.
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        On May 9, 1996, Regal Cinemas, Inc. ("Regal") announced the filing of a
Registration Statement with the Securities and Exchange Commission covering a proposed public firm commitment underwritten offering of 2,500,000 shares of its common stock. In connection with the offering, Regal will also grant the underwriters an over-allotment option for an additional 375,000 shares.

Item 7.  Exhibits.
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(a)     Exhibits

        99   Press Release




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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           REGAL CINEMAS, INC.


                                           By: /s/ Lewis Frazer III
                                           -------------------------------------
Date:  May 9, 1996                                 Lewis Frazer III
                                                   Chief Financial Officer





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                                EXHIBIT INDEX



             No.                                 Exhibit
         ----------                ------------------------------------
             99                               Press Release